N E W S R E L E A S E


October 15, 1998                                       Direct Inquiries To:
                                                       Paul O. Koether, Chairman
                                                       (908) 234-0078



     BEDMINSTER, NEW JERSEY - KENT FINANCIAL SERVICES, INC. (NASDAQ - KENT) today announced it would split its stock two for one. The record date for the stock split will be October 26, 1998 and distribution date will be November 9, 1998. After the stock split, Kent will have 1,992,114 shares of common stock outstanding.